                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, John F. Kelly, Joseph W. MacDougall, Jr., and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                  TITLE                                                            DATE
---------                                  -----                                                            ----
/s/ John F. O'Brien                        Director and Chairman of the Board                              7/1/99
------------------------------                                                                             ------
John F. O'Brien

/s/ Bruce C. Anderson                      Director                                                        7/1/99
------------------------------                                                                             ------
Bruce C. Anderson

                                           Director and Chief Information Officer                          7/1/99
------------------------------                                                                             ------
Robert E. Bruce

/s/ John P. Kavanaugh                      Director, Vice President and
------------------------------             Chief Investment Officer                                        7/1/99
John P. Kavanaugh                                                                                          ------

/s/ John F. Kelly                          Director, Vice President and
------------------------------             General Counsel                                                 7/1/99
John F. Kelly                                                                                              ------

/s/ J. Barry May                           Director                                                        7/1/99
------------------------------                                                                             ------
J. Barry May

                                           Director                                                        7/1/99
------------------------------                                                                             ------
James R. McAuliffe

/s/ Edward J. Parry, III                   Director, Vice President, Chief Financial
------------------------------             Officer and Treasurer                                           7/1/99
Edward J. Parry, III                                                                                       ------

/s/ Richard M. Reilly                      Director, President and
------------------------------             Chief Executive Officer                                         7/1/99
Richard M. Reilly                                                                                          ------

                                           Director                                                        7/1/99
------------------------------                                                                             ------
Robert P. Restrepo, Jr.

/s/ Eric A. Simonsen                       Director and Vice President                                     7/1/99
------------------------------                                                                             ------
Eric A. Simonsen

/s/ Phillip E. Soule                       Director                                                        7/1/99
------------------------------                                                                             ------
Phillip E. Soule